SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 April 24, 2003


                             INSIGHTFUL CORPORATION
                             ----------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                  02-020992             04-2842217
          --------                  ---------             ----------
(State or other jurisdiction       (Commission           (IRS Employer
      of Incorporation)            File number)        Identification No.)


        1700 Westlake Ave N. #500                       98109-3044
           Seattle, Washington                          ----------
          (Address of principal                         (Zip Code)
            executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

                                      N/A
                        ---------------------------------
           Former name or former address, if changed since last report

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.     Exhibit

99.1 Press Release dated April 24, 2003, reporting Insightful Corporation's financial results for the quarter ended March 31, 2003

ITEM 9.  REGULATION FD DISCLOSURE

The following information, which is required to be furnished under Item 12, "Results and Operations of Financial Condition," is being furnished under this
Item 9, "Regulation FD Disclosure," in accordance with the Securities and Exchange Commission Release No. 33-8216.

On April 24, 2003, Insightful Corporation issued a press release reporting Insightful's financial results for the quarter ended March 31, 2003. A copy of Insightful's press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INSIGHTFUL CORPORATION



April 24, 2003                    By:
                                     -----------------------------------
                                       Shawn F. Javid
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Exhibit

99.1 Press Release dated April 24, 2003, reporting Insightful Corporation's financial results for the quarter ended March 31, 2003